UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2014 (April 15, 2014)

USG Corporation

(Exact name of registrant as specified in its charter)
Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois		60661-3676
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(312) 436-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2014, USG Corporation (the “Corporation”) entered into Amendment No. 1 (the “Amendment”) to its existing Third Amended and Restated Credit Agreement, dated as of December 21, 2010 (the “Credit Agreement”), among the Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents, and to the Guarantee Agreement and the Security Agreement referenced therein.

The Amendment, among other things, (i) deleted the provisions providing for an early maturity date in the event the Corporation either (x) has not repaid or provided for the repayment of its outstanding 9.75% senior notes due 2014 (the “2014 Notes”) by May 2, 2014 or (y) does not have at least $500 million in liquidity from May 2, 2014 until the repayment of the 2014 Notes, and (ii) revised the definition of “Borrowing Base” to add an additional reserve against the Borrowing Base in the amount of the unpaid principal balance of the 2014 Notes outstanding from time to time. The amounts so reserved will be available for borrowing (subject to the other terms of the Credit Agreement) to repay the 2014 Notes. As of April 17, 2014, $59 million in principal of the 2014 Notes remained outstanding.

The Corporation intends to repay the 2014 Notes with cash on hand on or before their maturity on August 1, 2014. The Amendment was requested by the Corporation to provide it cash management flexibility, and the Amendment was unanimously approved by the participating lenders.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Credit Agreement was filed by the Corporation as Exhibit 10.2 to its Current Report on Form 8-K dated December 23, 2010 and is also incorporated herein by reference.

Item 7.01       Regulation FD Disclosure.
On March 18, 2014, USG Corporation (the “Corporation” or “USG”) announced it had issued a notice of redemption to redeem on April 17, 2014 the remaining $75 million in aggregate principal amount of the Corporation’s outstanding 10% contingent convertible senior notes due 2018 (the “Notes”). The Notes called for redemption could either be (1) redeemed at a stated redemption price or (2) converted into shares of USG common stock.

The holders of all $75 million in Notes called for redemption have elected to convert their Notes into shares of USG’s common stock. Accordingly, as of April 15, 2014, the Corporation has issued an additional 6,578,946 shares of its common stock in connection with the conversion of the Notes.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to expectations about future conditions. These forward-looking statements include, among others, expectations about future business plans and prospective performance and opportunities. These forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will” or other similar words, or the negative of these terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under the Company’s credit agreement or other financings; the Company’s substantial indebtedness and ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of the Company’s pension plans; the loss of one or more major customers and customers’ ability to meet their financial obligations to the Company; capacity utilization rates for the Company and the industry; the Company’s ability to expand into new geographic markets and the stability of such markets; the Company’s ability to successfully operate the USG Boral Joint Venture, including risks that the Company’s joint venture partner, Boral, may not fulfill its obligations as an investor or may take actions that are inconsistent with the Company’s objectives; the Company’s ability to protect its intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; the Company’s ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and  international economies and financial markets; and acts of God. These risks and uncertainties are discussed in more detail under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 and in the other documents and reports filed by the Company with the SEC. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company has no obligation and makes no undertaking to update or revise any forward-looking information.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1
Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of December 21, 2010, among USG Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents, and to the Guarantee Agreement and the Security Agreement referenced therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date:	April 17, 2014	By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of December 21, 2010, among USG Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents, and to the Guarantee Agreement and the Security Agreement referenced therein.